                                                               EXECUTION VERSION

          ASSIGNMENT OF AND AMENDMENT NO. 1 TO PARTICIPATION AGREEMENT

                                      AMONG

                      METROPOLITAN LIFE INSURANCE COMPANY,

                         PIMCO VARIABLE INSURANCE TRUST,

                                       AND

                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC
                (FORMERLY KNOWN AS PIMCO FUNDS DISTRIBUTORS LLC)

     WHEREAS, Citicorp Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors LLC (formerly known as PIMCO Funds Distributors LLC) (the "Underwriter") had entered into a Participation Agreement dated May 1, 2001; and

     WHEREAS, on October 20, 2006, the Company merged with and into Metropolitan Life Insurance Company ("MetLife"); and

     WHEREAS, by operation of law as a result of the merger, MetLife assumed ownership of the assets in the Company's segregated asset account (now called Metropolitan Life Variable Annuity Separate Account II), identified in Schedule A to the Agreement (the "Accounts"), and assumed all of the Company's liabilities and obligations under the variable life insurance policies and variable annuity contracts issued by the Company and the Accounts; and

     WHEREAS, the Company assigned, and MetLife assumed all of the Company's interests, rights and obligations under the Agreement;

     WHEREAS, Section 12.8 of the Agreement provides generally that the Agreement may not be assigned without the prior written consent of the Company, the Fund and the Underwriter; and

     WHEREAS, MetLife desires to add additional segregated asset accounts to Schedule A to the Agreements.

     NOW, THEREFORE, the parties hereto agree to the following:

          1. The Company, the Fund and Underwriter consented to the assignment to MetLife of all of the Company's interests, rights and obligations under the Agreement, effective as of the date of the Company merged with and into MetLife.

          2. MetLife agreed to assume all of the Company's interests, rights and obligations under the Agreement, effective as of the date the Company merged with and into MetLife.

          3. The Agreement is amended so that each reference to "Citicorp Life Insurance Company" or "the Company" is now a reference to MetLife.

          4. Section 1.3(b). The second sentence is amended to delete "2:00pm Eastern Time" and replaced with "5:00 p.m. Eastern Time."

          5. The parties to the Agreement shall be Metropolitan Life Insurance Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC

          6. The existing Schedule A is deleted in its entirety and replaced with the accompanying Schedule A.

          7. Section 2.2: The first sentence, "The Fund represents and warrants that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and that the Fund is and shall remain registered under the 1940 Act" is hereby replaced with "The Fund and Underwriter represent and warrant that Fund shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with applicable state and federal securities laws and the Fund represents and warrants that it shall remain registered under the 1940 Act."

          8. Add a new Section 2.9 as follows: 2.9. The Company represents and warrants that it has implemented policies and procedures reasonably designed to guard against money laundering activities, to detect and report suspicious activities and to comply with the applicable provisions of the Bank Secrecy Act, as amended by the USA PATRIOT Act.

          9. Section 4.1: The following language is added at the end of the paragraph: "Notwithstanding the foregoing, when the Fund or Underwriter provides the Company, at the Company's request, with a description of the Portfolio and/or its adviser and/or its objectives, management, fees, expenses, past performance, or other key information specifically and solely to be used in the Company's prospectuses as updated each May, the Company may use such description in its prospectuses, private memoranda, sales literature or other promotional material until the following April without the obligation to submit such materials to the Fund or its designee for approval, provided that the Company's use does not deviate from the information provided by the Fund or Underwriter except to the extent necessary to conform the information to the requirements of the securities laws and regulations governing the Variable Insurance Products and to conform the information to the format and presentation of, and any supplements to, the information in the prospectuses for the Variable Insurance Products, and provided further that in no event shall the Fund, the Underwriter, or any of their affiliates be held liable for the Company's use of any such description provided and in no event shall any such description provided create any obligation or duty on the part of the Fund, Underwriter or their affiliates.

          10. Section 4.5: The following language is added at the beginning the paragraph: "Upon request."

          11. Section 4.6: The following language is added at the beginning the paragraph: "Upon request."

          12. Section 8.1(a)(i): The following language is added after "on behalf of the Fund" in the 11th line of the paragraph, "the Underwriter or the Adviser."

          13. Section 10.2: The following language is deleted from this paragraph: "unless the Underwriter requests that the Company seek an order pursuant to Section 26(b) of the 1940 Act permit the substitution of other securities for the shares of the Designated Portfolios. Should either the Underwriter or the Company seek such an order, each party agrees that it shall reasonably cooperate with the other party and seek such an order upon request. The party which requests such an order shall pay the cost of seeking the order.

          14. Article XI Notices. The address for the Company is deleted and replaced with the following: Metropolitan Life Insurance Company, Specialized Benefit Resources, 485B Route One South, 4th Floor, Iselin, N. J. 08830, Attention: Michael F. Rogalski; with a copy to Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116, Attention: Law Department. The address for the Underwriter is deleted and replaced with the following: 1345 Avenue of the Americas, New York, NY 10105. In the address to the Fund, "Suite 300" is deleted and "Attention: Legal Department" is added.

          15. Section 12.9: The following language is added at the beginning of this Section, "Upon request."

          16. All other terms of the Agreement shall remain in full force and effect.

          17. Counterparts: Except as set forth above, the Agreement shall remain in full force and in accordance with its terms, and this Assignment and Amendment No. 1 may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

                   (Signatures located on the following page)

                       METROPOLITAN LIFE INSURANCE COMPANY

                                        By its authorized officer


                                        By: /s/ Kathleen Maleski
                                            ------------------------------------
                                        Name: Kathleen Maleski
                                        Title: VP & Actuary
                                        Date: 12/2/08

PIMCO VARIABLE INSURANCE TRUST

                                        By its authorized officer


                (SEAL)                  By: /s/ Ernest L. Schmider
                                            ------------------------------------
                                        Name: Ernest L. Schmider
                                        Title: President
                                        Date: __________________

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

                                        By its authorized officer


                (SEAL)                  By: /s/ Andrew Meyers
                                            ------------------------------------
                                        Name: Andrew Meyers
                                        Title: MD & CDO
                                        Date: __________________

                                   SCHEDULE A

The term "Designated Portfolio" of the Fund will include any currently offered class of any Portfolio of the Fund (as listed below) as well as any Portfolio of the Fund or any share class of any Portfolio (now existing or hereafter created) created subsequent to the date hereof.

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS

Administrative Class Shares

All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Institutional Class Shares

All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio

Money Market Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Advisor Class Shares

ALL Asset Portfolio
CommodityRealReturn Strategy Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Low Duration Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio

M Class Shares

All Asset Portfolio
All Asset All Authority Portfolio

SEGREGATED ASSET ACCOUNTS AND DATE ESTABLISHED:

Metropolitan Life Separate Account DCVL                  11/4/2003
Metropolitan Life Separate Account 58S                   5/20/1999
Metropolitan Life Separate Account 541
Metropolitan Life Variable Annuity Separate Account I     7/6/1994
Metropolitan Life Variable Annuity Separate Account II    7/6/1994

Contracts:

Private Placement Variable Life Insurance Policies (PPVL)
Group and Individual Variable Life Insurance Policies (LCL1)
Flexible Premium Deferred Variable Annuity Contracts
Flexible Premium Variable Annuity Contracts

                   AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT

                                      AMONG

                      METROPOLITAN LIFE INSURANCE COMPANY,

                         PIMCO VARIABLE INSURANCE TRUST,

                                       AND

                    ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC
                (FORMERLY KNOWN AS PIMCO FUNDS DISTRIBUTORS LLC)

     WHEREAS, Metropolitan Life Insurance Company (the "Company"), PIMCO Variable Insurance Trust (the "Fund") and Allianz Global Investors Distributors LLC (formerly known as PIMCO Funds Distributors LLC) (the "Underwriter") had entered into a Participation Agreement dated May 1, 2001, as assigned and amended; and

     WHEREAS, MetLife desires to add additional segregated asset accounts to Schedule A to the Agreement.

     NOW, THEREFORE, the parties hereto agree to the following:

          1. The existing Schedule A is hereby deleted in its entirety and replaced with the accompanying Schedule A hereto attached.

          2. All other terms of the Agreement shall remain in full force and effect.

          3. Counterparts: Except as set forth above, the Agreement shall remain in full force and in accordance with its terms, and this Amendment No. 2 may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

                   (Signatures located on the following page)

METROPOLITAN LIFE INSURANCE COMPANY

                                        By its authorized officer


                                        By: /s/ Sabrina K. Model
                                            ------------------------------------
                                        Name: Sabrina K. Model
                                        Title: AVP
                                        Date: 4/7/09

PIMCO VARIABLE INSURANCE TRUST

                                        By its authorized officer


                (SEAL)                  By: /s/ Ernest L. Schmider
                                            ------------------------------------
                                        Name: Ernest L. Schmider
                                        Title: President
                                        Date: ___________________

ALLIANZ GLOBAL INVESTORS DISTRIBUTORS LLC

                                        By its authorized officer


                (SEAL)                  By: /s/ Steven B. Plump
                                            ------------------------------------
                                        Name: Steven B. Plump
                                        Title: Executive Vice President
                                        Date: 3/18/09

                                   SCHEDULE A

The term "Designated Portfolio" of the Fund will include any currently offered class of any Portfolio of the Fund (as listed below) as well as any Portfolio of the Fund or any share class of any Portfolio now existing or hereafter created, as reflected in the Fund's prospectuses.

PIMCO VARIABLE INSURANCE TRUST PORTFOLIOS

Administrative Class Shares

All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Institutional Class Shares

All Asset Portfolio
All Asset All Authority
CommodityRealReturn Strategy Portfolio
Diversified Income Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Foreign Bond Portfolio (U.S. Dollar-Hedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Long-Term U.S. Government Portfolio
Low Duration Portfolio
Money Market Portfolio

Real Return Portfolio
Short-Term Portfolio
StocksPLUS(R) Growth and Income Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio
Total Return Portfolio II

Advisor Class Shares

All Asset Portfolio
CommodityRealReturn Strategy Portfolio
Emerging Markets Bond Portfolio
Foreign Bond Portfolio (Unhedged)
Global Bond Portfolio (Unhedged)
High Yield Portfolio
Low Duration Portfolio
Real Return Portfolio
RealEstateRealReturn Strategy Portfolio
SmallCap StocksPLUS(R) TR Portfolio
StocksPLUS(R) Total Return Portfolio
Total Return Portfolio

M Class Shares

All Asset Portfolio
All Asset All Authority Portfolio

SEGREGATED ASSET ACCOUNTS AND DATE ESTABLISHED:

Metropolitan Life Separate Account DCVL                  11/4/2003
Metropolitan Life Separate Account 58S                   5/20/1999
Metropolitan Life Separate Account 541                   2/28/2007
Metropolitan Life Separate Account UL                      12/1988
Metropolitan Life Variable Annuity Separate Account I     7/6/1994
Metropolitan Life Variable Annuity Separate Account II    7/6/1994

Contracts:

Private Placement Variable Life Insurance Policies (PPVL)
Group and Individual Variable Life Insurance Policies (LCL1)
Variable Life Insurance Policies (MetFlex)
Flexible Premium Deferred Variable Annuity Contracts
Flexible Premium Variable Annuity Contracts